UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-21172

DWS RREEF Real Estate Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

JUNE 30, 2007

Semiannual Report
to Stockholders

DWS RREEF Real Estate Fund, Inc.

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

Investments in funds involve risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of DWS RREEF Real Estate Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Fund's most recent performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Average Annual Return as of 6/30/07
	6-Month‡	1-Year	3-Year	Life of Fund*
Based on Net Asset Value(a)	-6.00%	15.78%	23.18%	28.42%
Based on Market Value(a)	-2.75%	22.52%	24.92%	24.19%
NAREIT Equity REIT Index(b)	-5.89%	12.57%	21.14%	23.89%
Lipper Closed-End Real Estate Funds Category(c)	-4.80%	14.78%	19.10%	26.94%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 6/30/07	As of 12/31/06
Net Asset Value	$ 26.46	$ 29.11
Market Price	$ 23.70	$ 25.21

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 6/30/07: Income Dividends (common shareholders)	$ .89
Lipper Rankings — Closed-End Real Estate Funds Category as of 6/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	10	of	24	40
3-Year	4	of	19	20

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

* The Fund commenced operations on October 31, 2002. Index comparison began on October 31, 2002.
a Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
b The NAREIT Equity REIT Index is an unmanaged, unleveraged weighted index of REITs which own, or have "equity interest" in, real estate (rather than making loans secured by real estate collateral). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
c Lipper's Closed-End Real Estate Funds category represents Funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into Closed-End Real Estate Funds Category. Category returns assume reinvestment of all distributions. It's not possible to invest directly into a Lipper category.

Portfolio Management Review

In the following interview, Portfolio Managers John F. Robertson, Jerry W. Ehlinger, John W. Vojticek and Asad Kazim discuss the market environment, performance results and positioning of DWS RREEF Real Estate Fund, Inc. during the six months ended June 30, 2007.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS RREEF Real Estate Fund, Inc. perform during its most recent semiannual period?

A: After a positive start to the six-month period stemming from strong merger and acquisition (M&A) activity, Real Estate Investment Trusts (REITs) pulled back substantially on global interest rate concerns. For the six months ended June 30, 2007, DWS RREEF Real Estate Fund, Inc. returned -6.00% based on net asset value (NAV). The fund's NAV return slightly underperformed the -5.89% return of the NAREIT Equity REIT Index. Based on market price, the fund posted a -2.75% return. The fund had a closing value of $23.70 per share based on market price ($26.46 per share based on net asset value) as of June 30, 2007. (Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.) The Standard & Poor's 500® (S&P 500) Index returned 6.96% for the period.1

1 The NAREIT Equity REIT Index is an unmanaged, unleveraged weighted index of REITs that own or have equity interest in real estate (rather than making loans secured by real estate collateral).
The Standard & Poor's 500 (S&P 500) is an unmanaged, unleveraged index widely regarded as representative of the equity market in general.
Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

The fund has a policy to make level monthly distributions to its common shareholders. The Board of Directors may authorize a modification in the level distribution rate from time to time based on market conditions or other factors, or may determine to terminate the level distribution policy. Shareholders should not draw any conclusions about the fund's investment performance from the amounts of these monthly distributions. We anticipate that a portion of the Fund's aggregate distributions for the current fiscal year may constitute a return of capital.

Q: What is RREEF?

A: RREEF America, L.L.C. (RREEF), founded in 1975 and based in Chicago, New York and San Francisco, is a wholly owned subsidiary of Deutsche Bank AG and operates as the real estate and infrastructure arm of the bank's asset management division. RREEF is a full-service real estate investment advisor that manages approximately $83 billion of real estate assets on behalf of its clients. Across the United States, RREEF has 84 property management offices located in major metropolitan areas. These professionals provide real-time information on market rents, vacancy rates and property values. The information advantage we obtain from this vast direct-side portfolio helps us to anticipate the trends within the various sectors of the real estate market and to evaluate how these trends will likely affect the REIT universe. RREEF is the investment advisor of DWS RREEF Real Estate Fund, Inc., and manages the day-to-day operations of the fund's investment portfolio.

Q: What factors influenced the performance of REITs in the first half of the year?

A: With the start of 2007, REITs enjoyed a particularly strong January as it appeared imminent that the large office REIT, Equity Office Properties, would be acquired by the Blackstone Group (a private investment and advisory firm) and therefore be removed from the REIT investment universe. This caused investors to reallocate across other large-cap REITs, which initially drove the market higher.

From February through the end of the six-month period, however, the M&A activity that had buoyed the REIT market for more than 12 months subsided somewhat. Though M&A continued to provide a "floor" for the market, market watchers began to worry over valuations and whether several rounds of rate hikes by central banks globally would make REIT yields look less attractive. Problems in the subprime mortgage area also negatively affected our market, as a significant number of subprime companies are headquartered in office REIT properties in Orange County, California. June was an especially difficult month as many investors in the broader stock market ("non-dedicated" investors) rotated out of REITs and US Treasury yields increased significantly.

Q: What contributed to and detracted from performance over the period?

A: Overall, stock selection benefited the fund's performance compared with the benchmark, as did sector selection. One of the largest individual detractors from performance came from the fund's holdings in AvalonBay Communities, Inc., which declined in price after it was the object of unfounded takeover speculation. In addition, the fund's position in preferred stocks (19.4% of net assets as of June 30) contributed to performance during the period. Going forward, we currently plan to maintain approximately 20% of the fund's net assets in preferred stocks because of their attractive yields. The fund's leveraging activities had no material effect on performance during the period.

Q: Will you describe the performance of various REIT sectors?

A: Offices underperformed during the period. Following the announcement of the Blackstone Group's acquisition of Equity Office Properties (EOP), initially other office REITs benefited from the redistribution of capital from EOP, but investors began to see the sector as overvalued. As mentioned, the significant concentration of subprime mortgage companies in office REIT properties in Orange County, California, also hurt the sector. However, one development that helped office REITs came in May from Crescent Real Estate Equities Company's announcement that it had agreed to be acquired by Morgan Stanley Real Estate (neither REIT was held by the fund).

REIT investors initially rotated out of other real estate sectors and into regional malls, making malls the top-performing sector during the first four months of the period, before they faltered. One important contribution came from the announcement that The Mills Corp., a long-term drag on sector performance (based in part on cost overruns and delays with the mega-project Xanadu in the New Jersey Meadowlands) agreed to be acquired in a joint venture between Farallon Capital Management, L.L.C. and an entity owned by Simon Property Group. Sector performance then began to decline in May as M&A "buzz" within the mall area dissipated.

In a difficult environment, the hotel REIT sector represented one of the few bright spots. Hotels were more successful than most other areas of the REIT market in withstanding the heavy selling pressure that we witnessed in the first half of 2007. Demand for lodging is strong, and M&A continues to be active within hotels. And though neither company was held by the fund, the acquisition of Equity Inns, Inc. by Whitehall Street Global Real Estate Limited Partnership gave the sector a significant boost. Starwood Hotels & Resorts Worldwide, Inc. benefited from the healthy outlook for this sector.

Retail was another REIT sector that outperformed early in the year based on M&A activity and speculation, then declined. Kimco Realty Corporation (not held by the fund) was a significant detractor within the retail area of the MSCI US REIT Index, as investors grew concerned about the viability of the company's business model.2

2 The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged, unleveraged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Apartments began 2007 as a weaker performer, but rebounded in the second quarter based on M&A, especially the Archstone transaction. The apartment REIT AvalonBay was a significant detractor within the sector. In addition, industrial REITs disappointed, as downward revisions of Gross Domestic Product (GDP) statistics, a key indicator for the industrial market, discouraged investors.

Q: What are the prospects for the REIT marketplace for the remainder of 2007?

A: As mentioned, despite the fact that many non-dedicated investors have shifted to other areas of the stock market, continued "buzz" over possible M&A transactions is still lending support to the REIT market. In addition, following the significant pullback in REIT prices during the first half of the year, Green Street Advisors, a closely followed independent research and consulting firm for the REIT market, stated that REIT prices as of June 30, 2007 were discounted 9.9% below their underlying property value. This represents the largest discount in REIT prices over the past seven years. While we anticipate more volatility for the REIT market — in part because we think global interest rates will continue to trend higher — we think it is encouraging that valuations have become more attractive. We also think that REIT market fundamentals — in the form of rent growth, large pools of capital available for investment and continued high "replacement costs" (i.e., high construction costs that make it more expensive to add supply to the market) — look promising. Going forward, we will continue to maintain positions in the highest-quality assets and real estate markets that we believe to be fundamentally strong.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Common Stocks	84%	84%
Preferred Stocks	14%	13%
Cash Equivalents	2%	1%
Other	—	2%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	6/30/07	12/31/06

Office	16%	17%
Regional Malls	15%	15%
Hotels	15%	14%
Apartments	14%	14%
Shopping Centers	12%	10%
Health Care	10%	10%
Industrials	7%	8%
Diversified	5%	6%
Storage	4%	4%
Other	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2007 (61.3% of Net Assets)
1. Simon Property Group, Inc. Operator of real estate investment trust	9.3%
2. Ventas, Inc. Investor in long-term health care facilities	7.5%
3. Liberty Property Trust Owner of office and industrial properties	6.7%
4. Apartment Investment & Management Co. Owner of diversified portfolio of multifamily apartment properties	6.4%
5. Glimcher Realty Trust Developer and manager of regional malls and shopping centers	6.1%
6. iStar Financial, Inc. Provider of structured financing	5.5%
7. American Campus Communities, Inc. Owns and operates on and off campus housing properties	5.0%
8. Ashford Hospitality Trust A self-advised real estate investment trust focusing on the lodging industry	5.0%
9. AvalonBay Communities, Inc. Self-managed, multifamily real estate investment trust	4.9%
10. Mack-Cali Realty Corp. Developer and manager of office properties	4.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2007 (Unaudited)

(Ratios are shown as a percentage of Net Assets)

	Shares	Value ($)

Common Stocks 114.3%
Real Estate Investment Trusts ("REITs") 114.3%
Apartments 17.1%
American Campus Communities, Inc.	736,602	20,838,470
Apartment Investment & Management Co. "A"	534,600	26,954,532
AvalonBay Communities, Inc.	171,600	20,399,808
Home Properties, Inc. (a)	62,300	3,235,239
		71,428,049
Diversified 7.8%
Crystal River Capital, Inc. 144A	167,500	4,066,900
iStar Financial, Inc.	521,600	23,122,528
NorthStar Realty Finance Corp. (a)	202,700	2,535,777
Quadra Realty Trust, Inc. (a)	222,000	2,777,220
		32,502,425
Health Care 11.8%
OMEGA Healthcare Investors, Inc.	325,200	5,147,916
Senior Housing Properties Trust	613,700	12,488,795
Ventas, Inc.	868,800	31,494,000
		49,130,711
Hotels 13.2%
Ashford Hospitality Trust	1,764,196	20,746,945
Canyon Ranch Holdings LLC (Units)	230,400	6,101,124
DiamondRock Hospitality Co.	660,050	12,593,754
FelCor Lodging Trust, Inc.	25,600	666,368
Hersha Hospitality Trust	995,700	11,769,174
Hospitality Properties Trust	76,100	3,157,389
		55,034,754
Industrial 10.1%
First Industrial Realty Trust, Inc. (a)	376,200	14,581,512
Liberty Property Trust (a)	633,900	27,847,227
		42,428,739
Office 20.6%
Digital Realty Trust, Inc.	409,500	15,429,960
Highwoods Properties, Inc.	481,500	18,056,250
HRPT Properties Trust	1,775,271	18,462,818
Lexington Realty Trust (a)	659,100	13,709,280
Mack-Cali Realty Corp.	468,800	20,388,112
		86,046,420
Other 1.2%
Deerfield Triarc Capital Corp.	357,300	5,227,299
Regional Malls 19.1%
Feldman Mall Properties, Inc.	278,500	3,174,900
Glimcher Realty Trust (a)	1,024,050	25,601,250
Pennsylvania Real Estate Investment Trust	102,400	4,539,392
Simon Property Group, Inc.	419,597	39,039,305
The Macerich Co.	91,000	7,500,220
		79,855,067
Shopping Centers 8.5%
Inland Real Estate Corp. (a)	363,700	6,175,626
National Retail Properties, Inc.	204,250	4,464,905
Realty Income Corp.(a)	227,750	5,737,022
Regency Centers Corp.	274,000	19,317,000
		35,694,553
Storage 4.9%
Extra Space Storage, Inc.	1,233,797	20,357,650
Total Common Stocks (Cost $303,623,784)		477,705,667

Preferred Stocks 19.4%
Real Estate Investment Trusts 19.4%
Apartments 1.4%
Associated Estates Realty Corp., 8.7%, Series II	221,000	5,743,790
Diversified Financial Services 0.4%
Northstar Realty Finance Corp., 8.25%, Series B	68,400	1,623,816
Health Care 1.3%
LTC Properties, Inc., 8.0%, Series F	225,000	5,580,000
Hotels 6.4%
Eagle Hospitality Properties Trust, Inc., 8.25%, Series A	176,800	4,116,134
Equity Inns, Inc., 8.75%, Series B	498,000	12,060,962
Strategic Hotels & Resorts, Inc. 8.25%, Series A	167,500	4,208,438
Strategic Hotels & Resorts, Inc. 8.25%, Series B	59,600	1,495,590
Sunstone Hotel Investors, Inc., 8.0%, Series A	196,500	4,943,213
		26,824,337
Office 1.1%
Digital Realty Trust, Inc., 8.5%, Series A	183,300	4,765,800
Regional Malls 1.0%
Taubman Centers, Inc., 8.0%, Series G	170,747	4,326,729
Shopping Centers 7.7%
Cedar Shopping Centers, Inc., 8.875%	150,000	3,921,000
Ramco-Gershenson Properties Trust, 9.5%, Series B (a)	208,000	5,254,080
The Mills Corp., 8.75%, Series E	190,000	5,035,688
The Mills Corp., 9.0%, Series C	364,400	9,680,122
Urstadt Biddle Properties, Inc., 8.5%, Series C	75,000	8,118,750
		32,009,640
Storage 0.1%
Public Storage, Inc., 10.0%, Series A	12,800	332,928
Total Preferred Stocks (Cost $79,543,183)		81,207,040

Securities Lending Collateral 14.0%
Daily Assets Fund Institutional, 5.36% (b) (c) (Cost $58,336,670)	58,336,670	58,336,670

Cash Equivalents 2.7%
Cash Management QP Trust, 5.34% (b) (Cost $11,536,419)	11,536,419	11,536,419
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $ 453,040,056)+	150.4	628,785,796
Other Assets and Liabilities, Net	(12.1)	(50,722,818)
Preferred Stock, at Liquidation Value	(38.3)	(160,000,000)
Net Assets Applicable to Common Shareholders	100.0	418,062,978
* Non-income producing security.
+ The cost for federal income tax purposes was $453,048,374. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $175,737,422. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $180,161,450 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,424,028.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $56,900,563 which is 13.6% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

At June 30, 2007, open interest rates swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation ($)
1/14/2004 1/14/2008	40,000,000[1]	Fixed — 2.992%	USD — Floating LIBOR BBA	569,481
1/28/2003 1/28/2008	40,000,000[1]	Fixed — 3.247%	USD — Floating LIBOR BBA	509,834
1/28/2003 1/28/2010	40,000,000[1]	Fixed — 3.769%	USD — Floating LIBOR BBA	1,439,462
1/28/2003 1/28/2010	40,000,000[1]	Fixed — 4.258%	USD — Floating LIBOR BBA	2,146,112
Total net unrealized appreciation				4,664,889
Counterparty: [1] UBS AG
LIBOR: Represents London InterBank Offered Rate.
BBA: British Bankers' Association.

REIT: Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $383,166,967) — including $56,900,563 of securities loaned	$ 558,912,707
Investment in Daily Assets Fund Institutional (cost $58,336,670)*	58,336,670
Investment in Cash Management QP Trust (cost $11,536,419)	11,536,419
Total investments in securities, at value (cost $453,040,056)	628,785,796
Dividends receivable	3,436,049
Interest receivable	23,533
Unrealized appreciation on interest rate swaps	4,664,889
Other assets	18,506
Total assets	636,928,773
Liabilities
Distributions payable	102,356
Payable upon return of securities loaned	58,336,670
Accrued investment management fee	294,463
Other accrued expenses and payables	132,306
Total liabilities	58,865,795
Preferred Shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 6,400 shares issued and outstanding)	160,000,000
Net assets applicable to common shareholders, at value	$ 418,062,978
Net Assets applicable to common shareholders consist of
Accumulated distributions in excess of net investment income	(3,633,553)
Net unrealized appreciation (depreciation) on: Investments	175,745,740
Interest rate swaps	4,664,889
Accumulated net realized gain (loss)	20,497,995
Cost of 348,180 shares held in treasury	(7,968,853)
Paid-in capital	228,756,760
Net assets applicable to common shareholders, at value	$ 418,062,978
Net Asset Value
Net Asset Value per common share ($418,062,978 ÷ 15,801,577 outstanding shares of common stock outstanding, $.01 par value, 240,000,000 common shares authorized)	$ 26.46
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Dividends	$ 15,312,941
Interest — Cash Management QP Trust	152,849
Security lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	31,234
Total Income	15,497,024
Expenses: Investment management fee	2,656,126
Administration fee	5,973
Services to shareholders	9,946
Custodian and accounting fees	48,863
Auditing	34,109
Legal	14,442
Directors' fees and expenses	6,799
Reports to shareholders and annual meeting	85,028
Stock exchange listing fee	4,344
Auction service fee	201,113
Other	27,642
Total expenses before expense reductions	3,094,385
Expense reductions	(785,662)
Total expenses after expense reductions	2,308,723
Net investment income	13,188,301
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	16,175,957
Interest rate swaps	1,422,585
17,598,542
Net unrealized appreciation (depreciation) during the period on: Investments	(54,943,856)
Interest rate swaps	(149,861)
(55,093,717)
Net gain (loss) on investment transactions	(37,495,175)
Net increase (decrease) in net assets resulting from operations	(24,306,874)
Distributions to Preferred Shareholders	(4,059,237)
Net increase (decrease) in net assets, applicable to common shareholders	$ (28,366,111)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income	$ 13,188,301	$ 18,311,821
Net realized gain (loss) on investment transactions	17,598,542	44,280,432
Net unrealized appreciation (depreciation) during the period on investment transactions	(55,093,717)	73,988,586
Net increase (decrease) in net assets resulting from operations	(24,306,874)	136,580,839
Distributions to Preferred Shareholders	(4,059,237)	(7,804,284)
Net increase (decrease) in net assets applicable to common shareholders	(28,366,111)	128,776,555
Distributions to common shareholders from: Net investment income	(14,077,669)	(25,249,970)
Net realized gains	—	(25,311,332)
Total distributions to common shareholders	(14,077,669)	(50,561,302)
Fund share transactions: Cost of shares repurchased	(2,909,293)	(1,091,247)
Net increase (decrease) in net assets from Fund share transactions	(2,909,293)	(1,091,247)
Increase (decrease) in net assets	(45,353,073)	77,124,006
Net assets at beginning of period applicable to common shareholders	463,416,051	386,292,045
Net assets at end of period applicable to common shareholders (including accumulated distributions in excess of net investment income and undistributed net investment income of $3,633,553 and $1,315,052, respectively)
	$ 418,062,978	$ 463,416,051
Other Information
Common shares outstanding at beginning of period	15,919,077	15,971,357
Shares repurchased	(117,500)	(52,280)
Common shares outstanding at end of period	15,801,577	15,919,077

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data Applicable to Common Shareholders
Net asset value, beginning of period	$ 29.11	$ 24.19	$ 25.01	$ 20.54	$ 14.76	$ 14.33[c]
Income (loss) from investment operations: Net investment income[d]	.83	1.15	1.05	1.00	1.04	.16
Net realized and unrealized gain (loss) on investment transactions	(2.35)	7.42	1.68	6.34	6.60	.47
Total from investment operations	(1.52)	8.57	2.73	7.34	7.64	.63
Distributions to Preferred Shareholders from net investment income (common share equivalent)	(.26)	(.49)	(.32)	(.15)	(.09)	—
Net increase (decrease) in net assets resulting from operations applicable to common shareholders	(1.78)	8.08	2.41	7.19	7.55	.63
Less distributions from: Net investment income	(.89)	(1.58)	(.93)	(1.44)	(1.38)	(.14)
Net realized gain on investment transactions	—	(1.59)	(2.34)	(1.25)	(.30)	(.03)
Total distributions to common shareholders	(.89)	(3.17)	(3.27)	(2.69)	(1.68)	(.17)
Dilution resulting from issuance of Preferred Shares[f]	—	—	(.01)	(.03)	(.09)	—
NAV accretion resulting from repurchases of shares at value[d]	.02	.01	.05	—	—	—
Offering costs charged to paid-in capital	—	—	—	—	—	(.03)
Net asset value, end of period	$ 26.46	$ 29.11	$ 24.19	$ 25.01	$ 20.54	$ 14.76
Market price, end of period	$ 23.70	$ 25.21	$ 20.57	$ 21.73	$ 19.18	$ 14.85
Total Return
Based on net asset value (%)[e,g]	(6.00)**	36.79	12.16	39.07	53.64	4.15**
Based on market price (%)[e,g]	(2.75)**	39.27	9.82	29.39	42.50	.11**
Years Ended December 31, (continued)	2007[a]	2006	2005	2004	2003	2002[b]
Ratios to Average Net Assets and Supplemental Data
Common share information at period end: Net assets, end of period ($ millions)	418	463	386	404	332	238
Ratios based on net assets of common shares: Expenses before expense reductions (%)	1.33*	1.36	1.40	1.47	1.43	1.17*
Expenses after expense reductions (%)	.99*	1.02	1.05	1.11	1.08	.82*
Net investment income (%)[h]	2.80**	4.26	4.27	4.57	6.07	1.09**
Common and Preferred Share information at period end: Ratios based on net assets of common and Preferred Shares: Expenses before expense reductions (%)	.99*	.99	1.00	1.01	1.01	—
Expenses after expense reductions (%)	.74*	.74	.75	.76	.76	—
Net investment income (%)	2.09**	3.11	3.04	3.15	4.28	—
Portfolio turnover rate (%)	9**	13	17	29	36	1*
Preferred Share information at period end: Aggregate amount outstanding ($ millions)	160	160	160	160	120	—
Asset coverage per share ($)***	90,322	97,409	85,358	88,101	94,118	—
Liquidation and market value per share ($)	25,000	25,000	25,000	25,000	25,000	—
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period from October 31, 2002 (commencement of operations) to December 31, 2002.
[c] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).
[d] Based on average common shares outstanding during the period.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The Fund issued 4,800 and 1,600 Preferred Shares on January 15, 2003 and January 12, 2004, respectively.
[g] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[h] Net investment income ratios for the six months ended June 30, 2007 and for the years ended December 31, 2006, 2005, 2004 and 2003 do not reflect distributions to Preferred Shareholders. Ratios reflecting such payments are 1.94%**, 2.45%, 2.98%, 3.88% and 5.56%, respectively.
* Annualized ** Not annualized
*** Asset coverage per share equals net assets of common shares plus the liquidation value of the Preferred Shares divided by the total number of Preferred Shares outstanding at the end of the period.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS RREEF Real Estate Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Maryland corporation. The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value per share, and 10,000,000 shares are classified as Preferred Shares, $.01 par value per share.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of June 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments and issued Preferred Shares. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap.

Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebate fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is usually declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current year.

Preferred Shares. The Fund has issued and outstanding 3,200 shares of Series A and 3,200 shares of Series B Preferred Shares, each at a liquidation value of $25,000 per share. The Preferred Shares are senior to and have certain class-specific preferences over the common shares. The dividend rate on each series is set through an auction process, and the dividends are generally paid every seven days. At June 30, 2007, the average annualized dividend rate, as set by the auction process, for Series A and Series B was 5.11% and 5.12%, respectively. The 1940 Act requires that the Preferred Shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two directors at all times, and b) elect a majority of the directors at any time when dividends on the Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the Preferred Shares designation statement, each Preferred Share is entitled to one vote and Preferred Shareholders will vote together with common shareholders as a single class and have the same voting rights. Dividends on the Preferred Shares are all cumulative. The Fund is subject to certain limitations and restrictions while the Preferred Shares are outstanding. Under the 1940 Act, the Fund is required to maintain asset coverage of at least 200% with respect to the Preferred Shares as of the last business day of each month in which any shares are outstanding.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. At year end, the Fund recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be based on available information at a later date and a recharacterization will be made in the following year. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2007 purchases and sales of investment securities (excluding short-term investments) aggregated $57,434,662 and $74,861,194, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, subject at all times to the general supervision of the Fund's Board of Directors (the "Board").

Pursuant to the Investment Management Agreement, the Investment Manager has delegated the day to day management of the Fund's investment portfolio to RREEF America, L.L.C. (the "Investment Advisor"), also an indirect, wholly owned subsidiary of Deutsche Bank AG and an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. Subject to the general supervision of the Board and the Investment Manager, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management Fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average daily total managed assets, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the common shares plus the liquidation preference of any Preferred Shares plus the principal amount of any borrowings.

In addition, for the six months ended June 30, 2007, the Investment Manager has contractually agreed to waive a portion of its Investment Management Fee in the amount of 0.25% of the Fund's average daily total managed assets until December 31, 2007, and such waiver will decline by 0.05% in each of the next four years until October 31, 2011. Accordingly, for the six months ended June 30, 2007, the Investment Manager did not impose a portion of its Investment Management Fee pursuant to the Investment Management Agreement aggregating $781,214 and the amount imposed aggregated $1,874,912 which was equivalent to an annualized effective rate of 0.60% of the Fund's average daily total managed assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Investment Manager and Investment Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2007, the amount charged to the Fund by DWS-SISC aggregated $8,018, of which $2,704 is unpaid.

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Investment Manager and Investment Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB"), DWS-SFAC has delegated certain fund accounting functions to SSB. DWS-SFAC compensates SSB for the accounting service fee it receives from the Fund. The amount charged to the Fund for the six months ended June 30, 2007 by DWS-SFAC aggregated $39,543, of which $5,612 is unpaid.

Deutsche Bank Trust Company Americas, an affiliate of the Investment Manager and the Investment Advisor, is the auction agent with respect to the Preferred Shares. The auction agent will pay each broker dealer a service charge from funds provided by the Fund (the "Auction Service Fee"). The Auction Service Fee charged to the Fund for the six months ended June 30, 2007 aggregated $201,113, of which $52,009 is unpaid.

In addition, Deutsche Bank Trust Company Americas, charges an Administration Fee for Preferred Shares. The amount charged to the Fund for the six months ended June 30, 2007 aggregated $5,973, all of which is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and annual meeting" aggregated $6,430, of which $5,343 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Investment Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the six months ended June 30, 2007, the Investment Manager agreed to reimburse the Fund $4,234, which represents a portion of the fee savings expected to be realized by the Investment Manager related to the outsourcing by the Investment Manager of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2007, the Fund's custodian fees were reduced by $214 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

F. Share Repurchases

The Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the six months ended June 30, 2007 and the year ended December 31, 2006, the Fund purchased 117,500 and 52,280 shares of common stock on the open market at a total cost of $2,909,293 and $1,091,247 ($24.76 and $20.87 average per share), respectively. The average discount of the purchases, comparing the purchase price to the net asset value at the time of purchase, was 10.2% and 16.4%, respectively. These shares are held in treasury.

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

Dividend Reinvestment and Cash Purchase Plan

UMB Bank, N.A. (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in Common Shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of Common Shares of the Fund, and the Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's Common Shares on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's Common Shares on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Fund's Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not an American Stock Exchange trading date, then the next preceding American Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Fund's Common Shares on a particular date shall be the mean between the highest and lowest sales prices on the American Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Fund's Common Shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semiannually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the Common Shares of the Fund for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of Common Shares as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

DWS RREEF Real Estate Fund, Inc.
Dividend Reinvestment and Cash
Purchase Plan
210 W. 10th Street
Kansas City, MO 64105-1614
(800) 294-4366

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Fund's Common Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Transfer Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Common Shares of the Fund acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax which may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his account. Foreign shareholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to United States income tax withholding will have their dividends and distributions reinvested net of withholding tax. US shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406(a)(i) of the Internal Revenue Code of 1986, as amended, if (i) such shareholder has failed to furnish to the Fund his taxpayer identification number (the "TIN"), which for an individual is his social security number; (ii) the IRS has notified the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifies the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate shareholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Shareholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from back-up withholding if such exemption is available to them.

These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or Transfer Agent under these terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

Shareholder Meeting Results

The Annual Meeting of Stockholders of DWS RREEF Real Estate Fund, Inc. (the "Fund") was held on June 7, 2007. The following matters were voted upon by the Stockholders of the Fund.

I. The election of the following four Class I Directors of the Fund to hold office for a term of three years and until their respective successors have been duly elected and qualified:

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	13,199,415	267,405
Dawn-Marie Driscoll	13,195,488	271,332
Keith R. Fox	13,201,979	264,841
Martin J. Gruber	13,192,810	274,010

2. The election of the following Class II Director of the Fund to hold office for a term of one year and until his successor has been duly elected and qualified:

	Number of Votes:
	For	Withheld
Axel Schwarzer	13,114,267	352,553

Account Management Resources

Automated Information Line	DWS Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites

www.dws-scudder.com

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www.cef.dws-scudder.com

Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.

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Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, call us toll free at (800) 621-1048.

Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
Dividend Re-Investment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
AMEX Symbol	SRQ
CUSIP Number	Common Shares	233384 106
	Auction Rate Preferred Shares Series A	233384 205
	Auction Rate Preferred Shares Series B	233384 304

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased*	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	0	$0	n/a	n/a
February 1 through February 28	0	$0	n/a	n/a
March 1 through March 31	0	$0	n/a	n/a
April 1 through April 30	0	$0	n/a	n/a
May 1 through May 31	20,780	$25.2875	n/a	n/a
June 1 through June 30	96,720	$24.6466	n/a	n/a

Total	117,500	$24.7599	n/a	n/a

* All shares were purchased in open market transactions.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 24, 2007